UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2020

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726		73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification No.)
6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)
	(405)	848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CHKAQ*	N/A*

* On July 20, 2020, the New York Stock Exchange (“NYSE”) filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist Chesapeake Energy Corporation’s (the “Company”) common stock, par value $0.01 per share (the “Common Stock”), from NYSE. The deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the Common Stock under Section 12(b) of the Exchange Act, the Common Stock will remain registered under Section 12(g) of the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01   Entry into a Material Definitive Agreement.
DIP Credit Agreement
On July 1, 2020, Chesapeake Energy Corporation (“Chesapeake”) entered into the Senior Secured Super-Priority Debtor-in-Possession Credit Agreement dated as of July 1, 2020 (as amended, restated, modified and supplemented from time to time, the “DIP Credit Agreement”), by and among Chesapeake, as borrower, the guarantors party thereto (together with Chesapeake, the “Debtors”), MUFG Union Bank, N.A., as the agent, and the several lenders from time to time party thereto, the terms of which were previously disclosed in Item 1.03 under the caption “DIP Credit Facility” of Chesapeake’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 29, 2020 and are incorporated by reference into this Item 1.01.
The description of the material terms and conditions of the DIP Credit Agreement is a summary only, does not purport to be complete, and is qualified by reference to the full text of the DIP Credit Agreement incorporated by reference into this Current Report as Exhibit 10.1.
Amendment to DIP Credit Agreement
On September 15, 2020, Chesapeake entered into the First Amendment (the “Amendment”) to the DIP Credit Agreement. The Amendment, among other things, amends the maximum hedging covenant to allow the Debtors to enter into additional non-speculative hedge agreements based on forecasted production.
The above description of the material terms and conditions of the Amendment is a summary only, does not purport to be complete, and is qualified by reference to the full text of the Amendment attached to this Current Report as Exhibit 10.2.
Item 2.03   Creation of a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 regarding the DIP Credit Agreement is incorporated by reference into this Item 2.03.
Item 9.01   Exhibits.

(d)

Exhibit No.	Document Description
10.1
Senior Secured Super-Priority Debtor-in-Possession Credit Agreement, dated July 1, 2020, by and among Chesapeake Energy Corporation, as borrower, the guarantors party thereto, MUFG Union Bank, N.A., as the agent, and the several lenders from time to time party thereto (incorporated by reference to Exhibit A of Exhibit 10.1 to Chesapeake Energy Corporation’s Current Report on Form 8-K (File No. 001-13726) filed on June 29, 2020).

10.2
First Amendment to Senior Secured Super-Priority Debtor-in-Possession Credit Agreement, dated September 15, 2020, by and among Chesapeake Energy Corporation, as borrower, the guarantors party thereto, MUFG Union Bank, N.A., as the agent, and the several lenders from time to time party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and contained in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JAMES R. WEBB
James R. Webb
Executive Vice President — General Counsel and Corporate Secretary
Date:     September 18, 2020